Confidential Treatment Requested

Omitted Portions Marked with [ * ] and Filed Separately with the SEC

Exhibit 10.32

Altera Corporation

101 Innovation Drive

San Jose, CA 95134

Phone: 408-544-7000

January 3, 2005

Attn: Jim Rosenberg

President, Arrow Alliance Group

Arrow Electronics Inc.

3000 Bowers Avenue

Santa Clara, CA 95051

Re:	Fee-For-Service Letter Agreement, dated as of May 22, 2002, as amended by letter agreements, dated June 10, 2002, August 1, 2002, September 3, 2002, January 15, 2003, December 8, 2003, April 1, 2004 and May 28, 2004 (collectively, the “Agreement”)

Dear Jim

This letter will confirm our agreement to amend Exhibit A to the Agreement in order to update the listing of Customers within such the fee-for-service arrangement. Accordingly, the parties hereby agree that the Exhibit A attached to this letter shall replace, in its entirety, the Exhibit A attached to the Agreement, which shall be deemed deleted.

This letter agreement and the Agreement supercede all prior discussions between the parties concerning this arrangement and is the full and complete expression of our agreement concerning this arrangement. The parties agree that this letter agreement may be executed by facsimile and each such facsimile signature shall be deemed an original signature. If the foregoing terms are acceptable, please indicate your acceptance by signing below and returning a copy of this letter.

Very Truly Yours,
ALTERA CORPORATION

		Signature:	/s/ Nathan Sarkisian
		Name:	Nathan Sarkisian
		Title:	CFO and Sr. VP

AGREED AND ACCEPTED:

ARROW ELECTRONICS, INC., on behalf of itself and its direct and indirect, subsidiaries

Signature:	/s/ Jim Rosenberg
Name:	Jim Rosenberg
Title:	President, Arrow Alliance Group

Confidential Treatment Requested

Omitted Portions Marked with [ * ] and Filed Separately with the SEC

Exhibit A to Letter Agreement

Customers, Implementation Dates, Fees, Margins, Target Inventory Levels and Max. DSO Periods

Customer (Special Conditions)	Implementation Date	Monthly Service Fee	Margin Percentage	Target Inventory Levels	Maximum DSO Period
[ * ]

Key to Special Conditions:

“Customers” shall include their affiliated companies to the extent mutually agreed upon.

(1) For this Customer only, Altera agrees that it will pay all reasonable standard transportation and delivery costs (excluding any expedited and premium costs), duties and tariffs for (a) all products shipped from Altera or Altera Int. to Arrow’s premises in Malaysia and (b) all products shipped to Customer’s CMs premises in South America from Arrow’s premises in Malaysia.